UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 13, 2014
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At Forestar’s 2014 Annual Meeting of Stockholders, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 - The stockholders elected each of the three director nominees named in the proxy statement.

Name	For	Against	Abstain	Broker Non-Votes
Kathleen Brown	26,820,922	3,108,631	12,732	2,486,599
Michael E. Dougherty	27,411,542	2,517,896	12,847	2,486,599
William C. Powers, Jr.	27,403,114	2,529,447	9,724	2,486,599

Proposal No. 2 - The stockholders gave advisory approval of the compensation of Forestar’s Named Executive Officers as described in Forestar’s 2014 proxy statement.

For:	25,999,631
Against:	3,893,347
Abstain:	49,307
Broker Non-Votes:	2,486,599

Proposal No. 3 - The stockholders ratified the appointment of Ernst & Young LLP as Forestar’s independent registered public accounting firm for 2014.

For:	32,315,158
Against:	102,827
Abstain:	10,899

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date:	May 14, 2014	By:	/s/ David M. Grimm
			Name:	David M. Grimm
			Title:	Chief Administrative Officer

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